UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 __________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2026

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SENSATA TECHNOLOGIES HOLDING PLC
(Exact name of Registrant as specified in its charter)

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England and Wales	001-34652	98-1386780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 Pleasant Street
Attleboro, Massachusetts 02703, United States
(Address of Principal executive offices, including Zip Code)
+1(508) 236 3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

 __________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary Shares - nominal value €0.01 per share	ST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual General Meeting of Shareholders (the "General Meeting") of Sensata Technologies Holding plc (the “Company”) was held on June 9, 2026. A total of 139,715,809 ordinary shares, or 96.06% of the total shares entitled to vote, were represented at the General Meeting in person or by proxy. Set forth below are the matters the shareholders voted on and the final voting results. The proposals below are described in detail in the Proxy Statement for the General Meeting previously filed with the Securities and Exchange Commission.
1. Ordinary resolution to approve the election of Directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John P. Absmeier	134,114,510	971,144	31,778	4,598,377
Daniel L. Black	133,521,952	1,563,542	31,938	4,598,377
Lorraine A. Bolsinger	131,398,259	3,688,295	30,878	4,598,377
Philip Eyler	134,055,499	1,030,625	31,308	4,598,377
Laurie Schupmann	134,113,847	958,010	45,575	4,598,377
Constance E. Skidmore	133,197,461	1,888,728	31,243	4,598,377
Martha N. Sullivan	131,924,584	1,627,117	1,565,731	4,598,377
Andrew C. Teich	132,724,654	2,346,829	45,949	4,598,377
Jugal Vijayvargiya	133,733,213	1,311,698	72,521	4,598,377
Stephan von Schuckmann	134,147,934	923,735	45,763	4,598,377
Stephen M. Zide	133,853,816	1,215,589	48,027	4,598,377
Each of the nominees was elected for a term of one year.
2. Ordinary advisory resolution to approve the compensation of our named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
128,154,297	6,593,892	369,243	4,598,377
This resolution was approved.
3. Advisory resolution on frequency of "say-on-pay":

1 Year	2 Years	3 Years	Abstain
126,904,224	5,908	8,173,901	33,399
This resolution was approved for every year.
4. Ordinary resolution to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2026:

Votes For	Votes Against	Abstentions	Broker Non-Votes
139,650,883	13,293	51,633	—
This resolution was approved.
5. Ordinary advisory resolution to approve the Director Compensation Report:

Votes For	Votes Against	Abstentions	Broker Non-Votes
129,588,739	5,406,931	121,762	4,598,377
This resolution was approved.

6. Ordinary resolution to approve the Amendment to the 2021 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
133,935,541	1,126,189	55,702	4,598,377
This resolution was approved.
7. Ordinary resolution to appoint Deloitte Ireland LLP as the Company's U.K. statutory auditor for fiscal year 2026:

Votes For	Votes Against	Abstentions	Broker Non-Votes
139,647,984	14,084	53,741	—
This resolution was approved.
8. Ordinary resolution to authorize the Audit Committee, for and on behalf of the Board, to determine the Company's U.K. statutory auditor's reimbursement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
139,635,785	11,550	68,474	—
This resolution was approved.
9. Ordinary resolution to receive the Company's 2025 Annual Report and Accounts:

Votes For	Votes Against	Abstentions	Broker Non-Votes
139,030,981	65,676	619,152	—
This resolution was approved.
10. Special resolution to approve the form of share repurchase contracts and repurchase counterparties:

Votes For	Votes Against	Abstentions	Broker Non-Votes
137,266,934	2,410,513	38,362	—
This resolution was approved.
11. Ordinary resolution to authorize the Board of Directors, in accordance with section 551 of the U.K. Companies Act 2006, as amended (the "U.K. Companies Act"), to exercise all powers of the Company to issue equity securities:

Votes For	Votes Against	Abstentions	Broker Non-Votes
139,464,127	215,131	36,551	—
This resolution was approved.
12. Special resolution to authorize the Board of Directors, in accordance with section 570 of the U.K. Companies Act, to issue equity securities without the rights of preemption provided by section 561 of the U.K. Companies Act:

Votes For	Votes Against	Abstentions	Broker Non-Votes
136,609,369	3,066,456	39,984	—
This resolution was approved.
13. Ordinary resolution to authorize the Board of Directors, in accordance with section 551 of the U.K. Companies Act, to exercise all powers of the Company to issue equity shares under our equity incentive plans:

Votes For	Votes Against	Abstentions	Broker Non-Votes
134,964,014	102,409	51,009	4,598,377
This resolution was approved.

14. Special resolution to authorize the Board of Directors, in accordance with section 570 of the U.K. Companies Act, to issue equity shares under our equity incentive plans without the rights of preemption provided by section 561 of the U.K. Companies Act:

Votes For	Votes Against	Abstentions	Broker Non-Votes
134,936,705	126,754	53,973	4,598,377
This resolution was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING PLC

/s/ David K. Stott
Date:	June 11, 2026	Name: David K. Stott
Title: Executive Vice President, General Counsel and Corporate Secretary

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